UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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OCULUS INNOVATIVE SCIENCES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Oculus Innovative Sciences, Inc.

1129 N. McDowell Blvd.

Petaluma, California 94954

(707) 283-0550

July 29, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Oculus Innovative Sciences, Inc. The meeting will be held at 10:00 a.m., Pacific Daylight Time, on Thursday, September 12, 2013, at our offices located at 1129 N. McDowell Blvd., Petaluma, California 94954.

The formal notice of the 2013 Annual Meeting and the Proxy Statement has been made a part of this invitation.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your shares cannot be voted unless you submit your proxy or attend the Annual Meeting in person.

We have also enclosed a copy of our Annual Report for the fiscal year ended March 31, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting To Be Held on September 12, 2013 — Oculus’ 2013 Proxy Statement, Form 10-K and Annual Report for the fiscal year ended March 31, 2013 are available at http://ir.oculusis.com/annuals.cfm/. These documents are also available by contacting our Investor Relations department by email at ir@oculusis.com.

The Board of Directors and our Company management look forward to seeing you at the Annual Meeting.

Sincerely,

Jim Schutz

Chief Executive Officer and Director

Oculus Innovative Sciences, Inc.

 NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, September 12, 2013

To the Stockholders of Oculus Innovative Sciences, Inc.:

Oculus Innovative Sciences, Inc. will hold its 2013 Annual Meeting of Stockholders at 10:00 a.m., Pacific Daylight Time, on Thursday, September 12, 2013, at our offices located at 1129 N. McDowell Blvd., Petaluma, California 94954.

We are holding this Annual Meeting for the following purposes:

1.	To elect two Class II directors, nominated by our Board of Directors, each to serve until the 2016 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To consider and vote on whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers (as that term is defined in the Proxy Statement for the 2013 Annual Meeting) for the fiscal year ended March 31, 2013;

3.	To consider and vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers;

4.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014; and

5.	To transact such other business as may properly come before the 2013 Annual Meeting and any adjournments or postponements thereof.

Stockholders of record at the close of business on July 24, 2013, the record date, are entitled to notice of and to vote at this 2013 Annual Meeting and any adjournments or postponements thereof. For ten days prior to the 2013 Annual Meeting, a complete list of stockholders entitled to vote at the 2013 Annual Meeting will be available at the Secretary’s office, 1129 N. McDowell Blvd., Petaluma, California 94954.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting To Be Held on Thursday, September 12, 2013: Oculus’ 2013 Proxy Statement, Form 10-K and Annual Report for the fiscal year ended March 31, 2013 are available at http://ir.oculusis.com/annuals.cfm/. These documents are also available by contacting our Investor Relations department by email at ir@oculusis.com.

It is important that your shares be represented at this Annual Meeting. Even if you plan to attend the Annual Meeting, we hope that you will promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card. This will not limit your rights to attend or vote at the Annual Meeting.

By Order of the Board of Directors,

Robert Miller

Chief Financial Officer and Corporate Secretary

Petaluma, California

July 29, 2013

TABLE OF CONTENTS

General Information Concerning Voting and Solicitation	1

Proposal No. 1 Election of a Class of Directors	4

Information as to our Board of Directors and Nominees	4

Director Compensation	10

Executive Officers	12

Executive Compensation	13

Proposal No. 2 Advisory Vote on Compensation of our Named Executive Officers	22

Proposal No. 3 Advisory Vote on Frequency of Executive Compensation Advisory Votes	23

Security Ownership of Certain Beneficial Owners and Management	23

Certain Relationships and Related Transactions	26

Section 16(a) Beneficial Ownership Reporting Compliance	26

Report of the Audit Committee	27

Proposal No. 4 Ratification of the Appointment of Independent Registered Public Accounting Firm	28

Stockholder Proposals for the 2014 Annual Meeting	29

Additional Information	29

Other Matters	30

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Oculus Innovative Sciences, Inc.

1129 N. McDowell Blvd.

Petaluma, California 94954

PROXY STATEMENT

General Information Concerning Voting and Solicitation

This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors (the “Board”) of Oculus Innovative Sciences, Inc., a Delaware corporation (“we,” “us,” “Oculus” or the “Company”), of proxies in the accompanying form to be used at the 2013 Annual Meeting of Stockholders of Oculus Innovative Sciences, Inc. (the “2013 Annual Meeting”) to be held at our offices located at 1129 N. McDowell Blvd., Petaluma, California 94954, on Thursday, September 12, 2013, at 10:00 a.m., Pacific Daylight Time, and any postponement or adjournment thereof.

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about August 1, 2013.

Questions and Answers about the Proxy Materials and the 2013 Annual Meeting

What proposals will be voted on at the 2013 Annual Meeting?

The following four proposals will be voted on at the 2013 Annual Meeting:

—	The election of two Class II directors, nominated by the Board of Directors, to serve until the 2016 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

—	To consider and vote on whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers (as that term is defined in this Proxy Statement) for the fiscal year ended March 31, 2013;

—	To consider and vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers; and

—	The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014.

What are the Board’s recommendations?

Our Board recommends that you vote:

—	“FOR” Proposal No. 1 to elect each of the Class II director nominees;

—	“FOR” Proposal No. 2, the Say-on-Pay Proposal, to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the fiscal year ended March 31, 2013;

—	for “THREE YEARS” in response to Proposal No. 3, the Say-on-Frequency Proposal, as the frequency with which we seek an advisory say-on-pay vote; and

—	“FOR” Proposal No. 4 to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

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Who is entitled to vote?

Only stockholders of record at the close of business on July 24, 2013 (the “Record Date”) may vote at the 2013 Annual Meeting. As of the close of business on the Record Date, there were 6,625,555 shares of our common stock outstanding. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with Oculus’ transfer agent, Computershare, Inc., you are considered, with respect to those shares, the stockholder of record. As a stockholder of record, the Proxy Statement, Annual Report and proxy card have been sent directly to you by Oculus.

Beneficial Owner.  If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. The Proxy Statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do proxies work?

The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the 2013 Annual Meeting in the manner you direct.

You will be asked to vote, as follows:

•	For Proposal No. 1, you will be asked, with respect to each nominee for Class II director, to vote “FOR” such nominee or to “WITHHOLD” your vote from such nominee.

•	For Proposal No. 2, you will be asked to vote, on an advisory, non-binding basis, “FOR” the compensation paid to our Named Executive Officers for the fiscal year ended March 31, 2013, “AGAINST” such compensation or to “ABSTAIN” from voting on such compensation. We will refer to this Proposal as the “Say-on-Pay Proposal.”

•	For Proposal No. 3, you will be asked to vote, on an advisory, non-binding, basis, whether we should seek advisory stockholder approval of the compensation paid to our Named Executive Officers every “ONE YEAR,” “TWO YEARS,” or “THREE YEARS” or to “ABSTAIN” from voting on the frequency with which we seek such approval. We will refer to this Proposal as the “Say-on-Frequency Proposal.”

•	For Proposal No. 4, you will be asked to vote “FOR” the ratification of our selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014, “AGAINST” such ratification or to “ABSTAIN” from voting to so ratify our selection.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares:

—	“FOR” Proposal No. 1 to elect each of the Class II director nominees;

—	“FOR” Proposal No. 2, the Say-on-Pay Proposal, to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the fiscal year ended March 31, 2013;

—	for “THREE YEARS” in response to Proposal No. 3, the Say-on-Frequency Proposal, as the frequency with which we seek an advisory say-on-pay vote; and

—	“FOR” Proposal No. 4 to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014.

How do I vote?

Stockholders of record may vote using any of the following methods:

—	By Mail — Sign and date each proxy card you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, we will vote your shares “FOR” Proposal No. 1 to elect each of the Class II director nominees; “FOR” Proposal No. 2, the Say-on-Pay Proposal, to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the fiscal year ended March 31, 2013; for “THREE YEARS” in response to Proposal No. 3, the Say-on-Frequency Proposal, as the frequency with which we seek an advisory say-on-pay vote; and “FOR” Proposal No. 4 to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014. Stockholders of record may vote by mail or in person at the 2013 Annual Meeting.

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—	By Telephone or the Internet — If you are a beneficial owner, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to stockholders owning shares through most banks and brokers. Follow the instructions located on your voting instruction form. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. If you vote by telephone or via the Internet, you do not need to return your voting instruction form to your bank or broker.

—	In Person at the 2013 Annual Meeting — Shares held in your name as the stockholder of record may be voted at the 2013 Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the 2013 Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the Internet so that your vote will be counted if you later decide not to attend the meeting.

What does it mean if I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return each proxy card you receive. If you choose to vote by telephone or Internet, please vote each proxy card you receive.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the 2013 Annual Meeting. If you submitted your proxy by mail, you must file with our Secretary, at Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954, a written notice of revocation or deliver, prior to the vote at the 2013 Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the 2013 Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the 2013 Annual Meeting.

What constitutes a quorum?

The presence at the 2013 Annual Meeting, in person or by proxy, of the holders of a majority of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 6,625,555 shares of our common stock outstanding. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for the purpose of determining the presence of a quorum.

What is a broker non-vote and what is the impact of not voting?

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner, which is also referred to as someone who holds shares in street name. Your bank or broker does not have discretion to vote uninstructed shares on the proposals in this Proxy Statement, except for Proposal No. 4 to ratify the appointment of our independent registered public accounting firm. As a result, if you hold your shares in street name it is critical that you provide instructions to your bank or broker, if you want your vote to count in the election of directors and the advisory votes related to executive compensation.

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the 2013 Annual Meeting.

What is the vote required for a proposal to pass?

—	Proposal No. 1—Election of directors: The affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the 2013 Annual Meeting, in person or by proxy, is required for the election of each of the nominees. Thus, assuming a quorum is present at the 2013 Annual Meeting, the two nominees who receive the most affirmative votes will be elected as Class II directors. Abstentions and broker “non-votes” will have no effect on the voting outcome with respect to the election of directors.

—	Proposal No. 2—Say-on-Pay: Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our stockholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker non-votes, if any, will not have any impact on this advisory vote.

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—	Proposal No. 3—Say-on-Frequency: This proposal also calls for a non-binding, advisory vote. Our Board has recommended that the advisory vote by stockholders on the compensation paid to our Named Executive Officers should occur once every three years; however, if another frequency receives more votes, our Board will take that fact into account when making its decision on how often to hold advisory votes on our Named Executive Officer compensation. Abstentions and broker non-votes, if any, will not have any effect on the results of those deliberations.

—	Proposal No. 4—Ratification of the selection of our independent registered public accounting firm: The affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy at the 2013 Annual Meeting and entitled to vote on this proposal, is required to ratify our selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014. Abstentions will have the practical effect of a vote to not ratify our selection. Because Proposal No. 4 is a routine proposal on which a broker or other nominee is generally empowered to vote, broker "non-votes" likely will not result from this Proposal.

Is cumulative voting permitted for the election of directors?

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

Who will pay the costs of soliciting proxies and how are proxies solicited?

Our employees, officers and directors may solicit proxies. We will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the 2013 Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors and Nominees

At our 2008 Annual Meeting of Stockholders, our stockholders approved an amendment to our Restated Certificate of Incorporation, as amended, which provided that directors are classified into three classes, as nearly equal in number as possible, with each class serving for a staggered three-year term. Our Board currently consists of six directors. Our current Class I directors are Hojabr Alimi and Jerry McLaughlin. Our current Class II directors are Jay Birnbaum and Jim Schutz. Our current Class III directors are Richard Conley and Gregory French.

The Nominating and Corporate Governance Committee of the Board of Directors has recommended, and the Board of Directors has nominated, Messrs. Birnbaum and Schutz who are current Class II directors, for election at the 2013 Annual Meeting to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each of Messrs. Birnbaum and Schutz has agreed to stand for election at the 2013 Annual Meeting as Class II directors. However, if for any reason any nominee should be unable or unwilling to serve, the proxies will be voted for any nominee designated to fill the vacancy by your Board of Directors, taking into account the recommendations of the Nominating and Corporate Governance Committee.

INFORMATION AS TO OUR BOARD OF DIRECTORS AND NOMINEES

Set forth below is certain information with respect to our directors, including their class and term of office, their ages as of July 29, 2013 and their Committee membership. This information has been provided by each director at our request. None of the directors is related to each other or any executive officer of the Company.

Name	Age	Position With the Company	Director Since
Jim Schutz (4)	50	Chief Executive Officer and Class II Director	2004
Hojabr Alimi (4)	51	Chairman of the Board and Class I Director	1999
Jay Birnbaum (1)	68	Class II Director	2007
Richard Conley (1),(2),(3),(4)	63	Class III Director	1999
Gregory French (2),(3)	52	Class III Director	2000
Jerry McLaughlin (1), (3)	65	Class I Director	2013

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee
(4)	Member of the Acquisition and Strategy Committee

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Biographies and Qualifications of Directors

The biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a director of Oculus are as follows:

Name	Biography	Qualifications

Jim Schutz

Mr. Schutz was appointed our President and Chief Executive Officer on February 4, 2013. He most recently held the position of our Chief Operating Officer and General Counsel, and has served in various other capacities as an executive officer of our Company since August 2003. He has also served as a director of our Company since May 2004. From August 2001 to August 2003, Mr. Schutz served as General Counsel at Jomed (formerly EndoSonic Corp.), an international medical device company. From 1999 to July 2001, Mr. Schutz served as in-house counsel at Urban Media Communications Corporation, an Internet/telecom company based in Palo Alto, California.

Mr. Schutz received a B.A. in economics from the University of California, San Diego and a J.D. from the University of San Francisco School of Law.

•     Depth of compliance, transactional, strategic, operational, and senior management experience in our industry, both at Oculus and prior to Oculus, including as:

o     Oculus’ Chief Executive Officer and other positions of increasing responsibility at Oculus, including serving as its Chief Operating Officer and General Counsel

o     General Counsel at Jomed

Hojabr Alimi

Mr. Alimi is one of the original founders of our Company. On February 1, 2013, Mr. Alimi stepped down from his position as our President and Chief Executive Officer, a position he had held since 1999. Concurrently, he was appointed President and Chief Executive Officer of Ruthigen, Inc., a wholly-owned subsidiary of our Company, as of the effective date of February 4, 2013. Mr. Alimi has served as a director of our Company since 1999 and was appointed Chairman of the Board of Directors in June 2006. He is also chairman of the board of directors of Ruthigen, Inc.

Mr. Alimi received a B.A. in biology from Sonoma State University.

•     Depth of operating, scientific, and senior management experience in our industry, during his tenure at Oculus and prior to, including as:

o     Oculus’ former Chief Executive Officer from 1999 - February 2013

o     Corporate Microbiologist at Arterial Vascular Engineering

Jay Birnbaum

Dr. Birnbaum is a pharmacologist and since 1999, has been a consultant to pharmaceutical companies in his area of expertise. He previously served as Vice President of Global Project Management at Novartis/Sandoz Pharmaceuticals Corporation, where he had responsibility for strategic planning and development of the company’s dermatology portfolio. Dr. Birnbaum is also a co-founder and former Chief Medical Officer of Kythera Biopharmaceuticals, and has served on the board of directors of Excaliard Pharmaceuticals (a company recently acquired by Pfizer) and on the scientific advisory boards of several companies.

Dr. Birnbaum received a Ph.D. in pharmacology from the University of Wisconsin and a B.S. in biology from Trinity College in Connecticut.

•     Depth of experience as a practicing pharmacologist and consultant in the pharmaceutical and biopharmaceutical industries, including as:

o     Pharmacology consultant for over a decade

o     Co-founder and former Chief Medical Officer of Kythera

•     Service on scientific advisory boards of corporations in the life sciences industry

•     Depth of experience serving on boards of directors in the industry

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Richard Conley

Mr. Conley was Chief Operating Officer at Kautz Family Vineyards, a wine production and marketing and hospitality company, from December 2008 to July 2011. From 2001 to September 2009, he served as Executive Vice President and Chief Operating Officer at Don Sebastiani & Sons International Wine Negociants, a branded wine marketing company. From 1994 to March 2001, he served as Senior Vice President and Chief Operating Officer at Sebastiani Vineyards, a California wine producer, where he was originally hired as Chief Financial Officer in 1994. Mr. Conley is also a member of the board of directors of our wholly owned subsidiary, Ruthigen, Inc. He was appointed to the board on February 1, 2013.

Mr. Conley received a B.S. in finance and accounting from Western Carolina University and an M.B.A. from St. Mary’s University.

•     Depth of financial, accounting, operating, transactional, and senior management experience, including as:

o     Oculus’ Secretary from July 2002 to June 2006

o     Chief Operating Officer of Kautz Family Vineyards and of Don Sebastiani & Sons International Wine Negociants

•     Positions of increasing responsibility, including Chief Operating Officer and Chief Financial Officer, at Sebastiani Vineyards

Gregory French

Mr. French co-owns G&C Enterprises LLC, a real estate and investment company, which he founded in 1999. Prior to 1999, he held various engineering and senior management positions at several medical device companies, including Advanced Cardiovascular Systems, Peripheral Systems Group and Arterial Vascular Engineering. Mr. French is also a member of the board of our wholly owned subsidiary, Ruthigen, Inc. He was appointed to the board on February 1, 2013.

Mr. French received a B.S.I.E. from the California Polytechnic State University, San Luis Obispo.

•     Depth of operating, experience, and senior management in the medical device industry, including at:

o     Positions of increasing responsibility in engineering and senior management at Advanced Cardiovascular Systems, Peripheral Systems Group and Arterial Vascular Engineering

Jerry McLaughlin	Mr. McLaughlin served as Interim Chief Executive Officer of Applied BioCode, Inc. from November 2011 to April 2013. He also founded in April 2011 and currently serves as President and Chief Executive Officer of DataStream Medical Imaging Systems, Inc., a start-up to develop diagnostic imaging software applications that work in conjunction with existing digital radiology platforms. He previously served as President of DataFlow Information Systems, from July 2007 to December 2011, and President and Chief Executive Officer of CompuMed, Inc. from May 2002 to June 2007. Mr. McLaughlin also serves on the board of directors of: DataStream Medical Imaging Systems, Inc., a private company in the medical imaging software industry; DataFlow Information Systems, Inc., a private company in the software industry; and CompuMed, Inc., a public company in the medical device industry.

•    Significant domestic and international sales and marketing experience with several companies in the scientific industry

•    Depth of operating and senior management in the scientific, software, and medical device industry, including at:

o     Positions of increasing responsibility in senior management at DataStream Medical Imaging Systems; DataFlow Information Systems; and CompuMed, Inc.

•    Depth of experience serving on boards of directors

Required Vote

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” Provided that a quorum is present, the affirmative vote by the holders of a plurality of the shares of common stock present and voting at the 2013 Annual Meeting is required to elect each of the nominees for director.

Your Board of Directors recommends a vote “FOR” the election of the director nominees, Messrs. Birnbaum and Schutz, as directors of Oculus.

Director Independence

As of July 9, 2013, our Board of Directors has determined that Jay Birnbaum, Richard Conley, Gregory French, and Jerry McLaughlin are “independent directors” as defined under the standards of independence set forth in the NASDAQ Listing Rules and the rules under the Securities Exchange Act of 1934.

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Board Meetings

Our Board of Directors held 19 meetings in fiscal year 2013 and, in addition, took action from time to time by unanimous written consent. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which such director served on our Board of Directors and of the Committees on which such director served. In 2006, the independent directors began to meet in regularly scheduled executive sessions at in-person meetings of the Board of Directors without the participation of the Chief Executive Officer or the other members of management. We do not have a policy that requires the attendance of directors at our Annual Meetings of Stockholders. Two of our Board members attended the 2012 Annual Meeting of Stockholders held on September 11, 2012.

Committees of the Board of Directors

Our Board of Directors has appointed an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Acquisition and Strategy Committee. With the exception of the Acquisition and Strategy Committee, the Board of Directors has determined that each director who serves on these committees is “independent,” as that term is defined by the NASDAQ Listing Rules and rules of the SEC. The Board of Directors has adopted written charters for its Audit Committee, its Compensation Committee, and its Nominating and Corporate Governance Committee. Copies of these charters are available on our website at http://ir.oculusis.com/governance.cfm. In addition to the number of meetings referenced below, the Committees also took actions by unanimous written consent.

Information about our Board Committees

Audit Committee

Number of Members:	3

Current Members:	Richard Conley (Chair and Audit Committee Financial Expert) Jay Birnbaum Jerry McLaughlin

Number of Meetings in Fiscal Year 2013:	5

Functions:	The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibilities related to our financial statements, system of internal control over financial reporting, and auditing, accounting and financial reporting processes. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent registered public accounting firm’s relationship with us; and meet with the independent registered public accounting firm and management to discuss and review our financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes.

Compensation Committee

Number of Members:	2

Current Members:	Gregory French (Chair) Richard Conley

Number of Meetings in Fiscal Year 2013:	4

Functions:	The Compensation Committee’s primary functions are to assist the Board of Directors in meeting its responsibilities in regards to oversight and determination of executive compensation and to review and make recommendations with respect to major compensation plans, policies and programs of our Company. Other specific duties and responsibilities of the Compensation Committee are to review and approve goals and objectives relevant to the recommendations for approval by the independent members of the Board of Directors regarding compensation of our Chief Executive Officer and other executive officers, establish and approve compensation levels for our Chief Executive Officer and other executive officers, and to administer our stock plans and other equity-based compensation plans.

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Nominating and Corporate Governance Committee

Number of Members:	3

Current Members:	Jerry McLaughlin (Chair) Richard Conley Gregory French

Number of Meetings in Fiscal Year 2013:	4

Functions:

The Nominating and Corporate Governance Committee’s primary functions are to identify qualified individuals to become members of the Board of Directors, determine the composition of the Board and its Committees, and monitor a process to assess Board effectiveness. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to recommend nominees to fill vacancies on the Board of Directors, review and make recommendations to the Board of Directors with respect to director candidates proposed by stockholders, and review on an annual basis the functioning and effectiveness of the Board and its Committees.

Acquisition and Strategy Committee

Number of Members:	3

Current Members:	Richard Conley (Chair) Hojabr Alimi Jim Schutz

Number of Meetings in Fiscal Year 2013:	4

Functions:	The Acquisition and Strategy Committee’s primary functions are to review our strategic direction and, when and if they arise, review potential mergers, acquisitions or dispositions of material assets or a material portion of any business and report its conclusions to the Board of Directors, as appropriate. The Acquisition and Strategy Committee will also meet with, and consist of, certain executive officers of our Company and our subsidiaries as appropriate to review potential issues.

Information about Corporate Governance

Board Leadership Structure

We currently have separate individuals serving as Chairman of the Board of Directors and our principal executive officer. Mr. Alimi has served as Chairman of the Board since June 2006 and also held the position of our Chief Executive Officer from June 2006 until February 2013. Mr. Schutz has served as a director of our Company since May 2004 and as our Chief Executive Officer since February 2013. Mr. Schutz, as our Chief Executive Officer, manages the business, while Mr. Alimi, as our Chairman, leads the Board in overseeing management.

The Board believes that the separation of these positions is currently serving our Company well, and intends to maintain this separation where appropriate and practicable in the future. However, the Board notes that it does not believe that in a company our size it is appropriate to prohibit one person from serving as both Chairman and Chief Executive Officer and there is no uniform solution for a board leadership structure. Indeed, we have had varying board leadership models over our history, at times separating the positions of Chairman and Chief Executive Officer and at times combining the two. The Board believes that the right structure should be informed by the needs and circumstances of our Company, the Board and our stockholders, and we may return to our prior leadership structure if the separation of these positions is no longer practicable.

Risk Oversight Management

The Board of Directors takes an active role, as a whole and at the committee level, in overseeing management regarding our Company’s risks. Our management keeps the Board of Directors apprised of significant risks facing our Company and the approach being taken to understand, manage and mitigate such risks. Specifically, strategic risks are overseen by the full Board of Directors; financial risks are overseen by the Audit Committee; risks relating to compensation plans and arrangements are overseen by the Compensation Committee; risks associated with director independence and potential conflicts of interest are overseen by the full Board of Directors. Additional review or reporting on enterprise risks is conducted as needed or as requested by the full Board of Directors or the appropriate committee.

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Director Nominations

The Board of Directors nominates directors for election at each Annual Meeting of Stockholders and appoints new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election.

One of the Board of Directors’ objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select nominees for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. We do not have a formal diversity policy. However, the Nominating and Corporate Governance Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, healthcare, manufacturing, marketing and sales, education, legal, government affairs, regulatory affairs, research and development, business development, international aspects of our business, technology, and in other areas that are relevant to our activities.

The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as those mentioned above, that may be useful to Oculus and the Board of Directors, high personal and professional ethics, and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the Board of Directors to meet the definition of “independent director” as defined by the NASDAQ Listing Rules. The Nominating and Corporate Governance Committee also believes it appropriate for key members of our management to participate as members of the Board of Directors.

Prior to each Annual Meeting of Stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the Annual Meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board of Directors members, by any executive search firm engaged by the Committee, or by stockholders. The Committee recommended all of the nominees for election included in this Proxy Statement.

A stockholder who wishes to suggest a prospective nominee for the Board of Directors should notify Oculus’ Secretary or any member of the Committee in writing and include any supporting material the stockholder considers appropriate.   In addition, our Bylaws contain provisions addressing the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our Annual Meeting of Stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to Oculus’ Secretary and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not earlier than 90 days nor more than 120 days in advance of the one-year anniversary of the date the proxy statement was released to the stockholders in connection with the previous year’s Annual Meeting of Stockholders; however, if we have not held an Annual Meeting in the previous year or the date of the Annual Meeting is changed by more than 30 days from the date contemplated at the time of the mailing of the prior year’s proxy statement, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the Annual Meeting or the seventh day following the first public announcement of the Annual Meeting date. Information required by the Bylaws to be in the notice includes the name and contact information for the candidate, the name and contact information of the person making the nomination, and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954. You can obtain a copy of our Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954. Please include your name and address in the written communication and indicate whether you are a stockholder of Oculus. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or Committee of the Board of Directors based on the subject matter.

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DIRECTOR COMPENSATION

Members of our Board of Directors who are employees of Oculus do not receive any fees for their service on our Board of Directors or for their service as a chair or committee member. During the fiscal year ended March 31, 2013, Messrs. Alimi and Schutz were our only employee directors.

2013 Director Compensation

The following table sets forth cash amounts and the value of other compensation paid to our non-employee directors for their service in fiscal year 2013:

Director Compensation Table for the Fiscal Year Ended March 31, 2013

Name of Director	Fees earned or paid in cash ($) (1)	Option awards ($) (2)	Total ($)
Gregg Alton	(3)	28,474 (4), (3)	28,474
Jay Birnbaum	(5)	24,201 (4), (5)	24,201
Richard Conley	(6)	30,184 (4), (6)	30,184
Gregory French	(7)	24,201 (4), (7)	24,201
Jerry McLaughlin	(8)	21,319 (9)	21,319

(1)	Reflects cash compensation earned, but not paid. Pursuant to our non-employee director compensation plan, non-employee directors may elect to receive stock options in lieu of cash.

(2)	Represents the aggregate grant date fair value of stock option awards granted during the fiscal year ended March 31, 2013 as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated for the fiscal year ended March 31, 2013 on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 13 to our audited consolidated financial statements for the year ended March 31, 2013 included in our Annual Report on Form 10-K filed with the SEC on June 25, 2013. These amounts do not represent the actual amounts paid to or realized by the directors during the fiscal year ended March 31, 2013.

(3)

Mr. Alton resigned as a member of our Board of Directors, effective March 1, 2013. From April 1, 2012 through March 1, 2013, Mr. Alton earned $35,000 for his services as a director. He elected to receive stock options in lieu of cash. On August 24, 2012, we granted Mr. Alton options to purchase 4,344 (30,405 pre-split) shares of our common stock as compensation in lieu of cash for serving on our Board of Directors. These options are fully vested as of the date of grant. The exercise price of the options is $6.51 ($0.93 pre-split) per share, and the options expire on August 24, 2022.

(4)	Pursuant to our non-employee director compensation plan, each non-employee director is automatically granted an option to purchase 2,143 (15,000 pre-split) shares of our common stock, provided that no annual grant shall be granted to a non-employee director in the same calendar year that such person received his or her initial grant. On October 1, 2012, we granted Messrs. Alton, Birnbaum, Conley, and French options to purchase 2,143 (15,000 pre-split) shares of our common stock. These options will vest in equal monthly increments over a period of one year. The exercise price of the options is $6.30 ($0.90 pre-split) per share, and the options expire on October 1, 2022.

(5)	For the fiscal year ended March 31, 2013, Mr. Birnbaum earned $30,000 for his services as a director. He elected to receive stock options in lieu of cash. On August 24, 2012, we granted Mr. Birnbaum options to purchase 3,378 (23,649 pre-split) shares of our common stock as compensation in lieu of cash for serving on our Board of Directors. These options are fully vested as of the date of grant. The exercise price of the options is $6.51 ($0.93 pre-split) per share, and the options expire on August 24, 2022.

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(6)	For the fiscal year ended March 31, 2013, Mr. Conley earned $39,000 for his services as a director. He elected to receive stock options in lieu of cash. On August 24, 2012, we granted Mr. Conley options to purchase 4,730 (33,108 pre-split) shares of our common stock as compensation in lieu of cash for serving on our Board of Directors. These options are fully vested as of the date of grant. The exercise price of the options is $6.51 ($0.93 pre-split) per share, and the options expire on August 24, 2022. Mr. Conley has requested that future payments be made in cash.

(7)	For the fiscal year ended March 31, 2013, Mr. French earned $32,000 for his services as a director. He elected to receive stock options in lieu of cash. On August 24, 2012, we granted Mr. French options to purchase 3,378 (23,649 pre-split) shares of our common stock as compensation in lieu of cash for serving on our Board of Directors. These options are fully vested as of the date of grant. The exercise price of the options is $6.51 ($0.93 pre-split) per share, and the options expire on August 24, 2022.

(8)	Mr. McLaughlin was appointed as a director of our Company on March 1, 2013. For the fiscal year ended March 31, 2013, Mr. McLaughlin did not earn any cash compensation for his services as a director.

(9)	Mr. McLaughlin was appointed as a director of our Company on March 1, 2013. Pursuant to our non-employee director compensation plan, an outside, non-employee director who joins our Board is automatically granted an initial option to purchase 50,000 pre-split shares upon first becoming a member of our Board. Accordingly, on March 1, 2013, we granted Mr. McLaughlin options to purchase 7,143 (50,000 pre-split) shares of our common stock. The options will vest and become exercisable over three years from the date of grant, with the first one-third of the shares vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter. The exercise price of the options is $4.20 ($0.60 pre-split) per share, and the options expire on March 1, 2023.

The following table sets forth the aggregate number of shares of common stock underlying option awards outstanding at March 31, 2013 for each of our non-employee directors:

Name	Number of Shares
Gregg Alton (1)	0
Jay Birnbaum	49,093
Richard Conley	72,955
Gregory French	73,936
Jerry McLaughlin	7,143

(1)	Mr. Alton resigned as a member of our Board of Directors, effective March 1, 2013. Accordingly, his options have been cancelled.

Narrative to Director Compensation Table

Pursuant to our non-employee director compensation plan, each non-employee director receives an annual retainer of $25,000. The Chairperson of the Board of Directors receives $15,000 annually and the Lead Member of the Board of Directors, if different from the Chairperson, receives $10,000 annually. The Chairman of our Audit Committee receives an annual retainer of $10,000 and non-chairperson members of the Audit Committee receive an additional $5,000 annually. The chairpersons of the Compensation Committee and Nominating and Corporate Governance Committees of the Board receive an annual retainer of $5,000. Non-chairperson members of the Compensation Committee and the Nominating and Corporate Governance Committee receive an additional $2,000 annually. The non-employee directors may elect to receive stock options in lieu of cash. We also reimburse our non-employee directors for reasonable expenses in connection with attendance at Board of Director and Committee meetings.

In addition to cash compensation for services as a member of the board, non-employee directors are also eligible to receive nondiscretionary, automatic grants of stock options under our Oculus Innovative Sciences, Inc. Amended and Restated 2006 Stock Incentive Plan and our Oculus Innovative Sciences, Inc. 2011 Stock Incentive Plan. An outside, non-employee director who joins our Board is automatically granted an initial option to purchase 7,143 (50,000 pre-split) shares upon first becoming a member of our Board. The initial option vests and becomes exercisable over three years, with the first one-third of the shares vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter.  After each of our regularly scheduled Annual Meetings of Stockholders, each non-employee director is automatically granted an option to purchase 2,143 (15,000 pre-split) shares of our common stock, provided that no annual grant shall be granted to a non-employee director in the same calendar year that such person received his or her initial grant. These options vest in equal monthly increments over the period of one year.

Consulting Agreement with Gregory French

On January 12, 2012, we entered into a consulting agreement with Gregory French, our director, whereby we agreed to issue Mr. French an option to purchase 40,000 pre-split shares of our common stock in exchange for Mr. French’s consulting services. On that same date, we granted Mr. French options to purchase 5,714 (40,000 pre-split) shares of our common stock. These options vest 1/36th per month over a three-year vesting period from the date of grant. The exercise price of the options is $7.63 ($1.09 pre-split), and the options expire on January 12, 2022. Our consulting agreement with Mr. French was for a term of one year with possible renewal, and expired on January 12, 2013.

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EXECUTIVE OFFICERS

Executive Officers of Oculus Innovative Sciences, Inc.

The following sets forth certain information regarding the current executive officers of Oculus:

Name	Age	Capacities in Which Served	In Current Position Since
Jim Schutz	50	President, Chief Executive Officer, and Director	2013
Robert Miller	71	Chief Financial Officer	2004

Jim Schutz was appointed our President and Chief Executive Officer on February 4, 2013. He most recently held the position of our Chief Operating Officer and General Counsel, and has served in various other capacities as an executive officer of our Company since August 2003. He has also served as a director of our Company since May 2004. From August 2001 to August 2003, Mr. Schutz served as General Counsel at Jomed (formerly EndoSonic Corp.), an international medical device company. From 1999 to July 2001, Mr. Schutz served as in-house counsel at Urban Media Communications Corporation, an Internet/telecom company based in Palo Alto, California. Mr. Schutz received a B.A. in economics from the University of California, San Diego and a J.D. from the University of San Francisco School of Law.

Robert Miller serves as our Chief Financial Officer and our Chief Operating Officer. He has served as our Chief Financial Officer since June 2004 and was a consultant to us from March 2003 to May 2004. Mr. Miller has served as a director of Scanis, Inc. since 1998 and served as the acting Chief Financial Officer of Scanis from 1998 to June 2006. He was a Chief Financial Officer consultant to Evit Labs from June 2003 to December 2004, Wildlife International Network from October 2002 to December 2005, Endoscopic Technologies from November 2002 to March 2004, Biolog from January 2000 to December 2002 and Webware from August 2000 to August 2002. Prior to this, Mr. Miller was the Chief Financial Officer for GAF Corporation, Penwest Ltd. and Bugle Boy, and the Treasurer of Mead Corporation. He received a B.A. in economics from Stanford University and an M.B.A. in finance from Columbia University.

Executive Officers of Ruthigen, Inc.

The following sets forth certain information regarding the current executive officers of our wholly owned subsidiary, Ruthigen:

Name	Age	Capacities in Which Served	In Current Position Since
Hojabr Alimi	51	Chief Executive Officer, Chief Science Officer and Chairman of the Board of Directors of Ruthigen, Inc.	2013
Sameer Harish	37	Chief Financial Officer of Ruthigen, Inc.	2013

Hojabr Alimi is one of the original founders of Oculus. On February 1, 2013, Mr. Alimi stepped down from his position as our President and Chief Executive Officer, a position he had held since 1999. Concurrently, he was appointed President and Chief Executive Officer of Ruthigen, Inc., a wholly-owned subsidiary of our Company located in Santa Rosa, California, as of the effective date of February 4, 2013. Mr. Alimi has served as a director of our Company since 1999 and was appointed as Chairman of our Board of Directors in June 2006, a position which he continues to currently hold. He is also chairman of the board of directors of Ruthigen, Inc.

Sameer Harish was appointed Chief Financial Officer of our wholly owned subsidiary, Ruthigen, Inc. on February 1, 2013. Prior to joining Ruthigen, he served as the principal of Harish Life Science Advisors since December 2011, an independent consulting firm which he founded that provided financial, strategic, and market research advisory services to life science companies. From 2005 to 2011, Mr. Harish held the position of a senior equity research analyst covering the medical devices and diagnostics sectors at ThinkEquity LLC and Needham & Co. From 2002 to 2005, he worked as a research analyst at Symmetry Capital, a health care focused hedge fund, where he guided investments in the medical device, biotech, and diagnostic companies. Mr. Harish also held research and laboratory positions at Guidant (now part of Abbott Laboratories) and Synteni (acquired by Incyte Corporation). He received a B.A. from the University of California, Berkeley, where he studied molecular and cell biology with an emphasis in immunology.

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EXECUTIVE COMPENSATION

Named Executive Officers

This Proxy Statement contains information about the compensation paid to our Named Executive Officers, as defined by Item 402(m)(2) of Regulation S-K, during our fiscal year ended March 31, 2013, or fiscal year 2013. For fiscal year 2013, in accordance with the rules and regulations of the Securities and Exchange Commission for smaller reporting companies, we determined that the following officers were our Named Executive Officers:

—	Jim Schutz, our President and Chief Executive Officer;
—	Robert Miller, our Chief Financial Officer;
—	Bruce Thornton, our Executive Vice President of International Operations and Sales;
—	Hojabr Alimi, our former President and Chief Executive Officer, and the President and Chief Executive Officer of Ruthigen, Inc., a wholly owned subsidiary of our Company; and
—	Sameer Harish, the Chief Financial Officer of Ruthigen, Inc., a wholly owned subsidiary of our Company.

Compensation Overview

We qualify as a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Role of the Compensation Committee

The Compensation Committee’s primary functions are to assist the Board of Directors in meeting its responsibilities in regards to oversight and determination of executive compensation and to review and make recommendations with respect to our major compensation plans, policies and programs. All compensation for our Named Executive Officers is determined by the Compensation Committee of our Board of Directors, which is composed only of independent directors. The Compensation Committee is charged with responsibility for reviewing the performance and establishing the total compensation of our Named Executive Officers on an annual basis. The Compensation Committee often discusses compensation matters as part of regularly scheduled board and committee meetings. The Compensation Committee administers our Oculus Innovative Sciences, Inc. Amended and Restated 2006 Stock Incentive Plan and our Oculus Innovative Sciences, Inc. 2011 Stock Incentive Plan, and is responsible for approving grants of equity awards under such Plans. Our Chief Executive Officer annually makes recommendations to the Compensation Committee regarding base salary, non-equity incentive plan compensation and equity awards for the other Named Executive Officers and other executive officers. Such recommendations are considered by the Compensation Committee; however, the Compensation Committee retains full discretion and authority over the final compensation decisions for the Chief Executive Officer and the Named Executive Officers. The Compensation Committee acts under the authority of a written charter, which is available on our website at http://ir.oculusis.com/governance.cfm.

The Compensation Committee has full authority to engage independent compensation consultants, but has not historically engaged such a consultant. For the fiscal year 2013, the Compensation Committee did not use any current benchmark data in setting compensation for the Named Executive Officers.

Compensation Philosophy and Objectives

The Compensation Committee’s compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of the stockholders. To do this, we currently offer a competitive total compensation package consisting of: base salary; non-equity incentive plan compensation opportunities; employee benefits including group life insurance, health and dental care insurance; and certain other perquisites, including personal use of a Company automobile.

The Compensation Committee believes that compensation for the Named Executive Officers should be based on our performance. Due to the size of our Company, the performance of the Named Executive Officers directly affects all aspects of our results. Therefore, the Compensation Committee typically has developed variable compensation packages and bonus plans for the Named Executive Officers that are largely based on our performance rather than upon individual performance measures. The Compensation Committee also considers our industry and geographic location norms in determining the various elements and amounts of compensation for our Named Executive Officers.

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Compensation Structure

The Compensation Committee establishes a total targeted cash compensation amount for each Named Executive Officer, which includes base salary and non-equity incentive compensation, intended to be an incentive for the Named Executive Officers to achieve above normal financial results for our business and to appropriately compensate the Named Executive Officers for successfully achieving such performance. We believe the elements of our executive compensation program will deliver long-term stockholder value and encourage executive officers to remain employed with our Company.

Pursuant to our annual bonus plan, each Named Executive Officer has the potential to earn an annual bonus based on the Compensation Committee’s assessment of the officer’s and our Company’s contribution to target goals and milestones. Specific goals and milestones and a bonus potential range for each employee and executive officer, including our Named Executive Officers, are set forth in the bonus plan.

We believe our approach to goal setting, setting of targets with payouts at multiple levels of performance, and evaluation of performance results assist in mitigating excessive risk-taking that could harm our value or reward poor judgment by our Named Executive Officers.

Summary Compensation Table for the Fiscal Years Ended March 31, 2013 and 2012

The following table sets forth, for the fiscal years ended March 31, 2013 and 2012, all compensation paid or earned by (i) all individuals serving as our Principal Executive Officer during our fiscal year ended March 31, 2013, which includes our current Chief Executive Officer and our former Chief Executive Officer; and (ii) our three most highly compensated executive officers, other than our Principal Executive Officer or our former Chief Executive Officer, who were serving as executive officers at the end of our fiscal year ended March 31, 2013. These executive officers are referred to herein as our “Named Executive Officers.”

Name and Principal Position	Year Ended March 31,	Salary ($)	Bonus ($)	Option awards ($) (1), (2)	All other compensation ($)	Total ($)
Jim Schutz	2013	300,000(3)	0	101,490	15,872(4)	417,362
Chief Executive Officer and Director (Principal Executive Officer) (3)	2012	300,000	0	223,954	16,103(5)	540,057

Robert Miller	2013	250,000	0	101,490	12,331(6)	363,821
Chief Financial Officer (Principal Financial and Accounting Officer)	2012	250,000	0	253,604	11,417(7)	515,021

Bruce Thornton	2013	250,000	50,000(8)	0	21,906(9)	321,906
Executive Vice President of International Operations and Sales	2012	250,000	0	0	21,936(10)	271,936

Hojabr Alimi	2013	375,000(12)	402,000(13)	0	95,005(14)	872,005
Chairman of the Board; President and Chief Executive Officer of Ruthigen; Former Chief Executive Officer of Oculus (11)	2012	375,000	410,000(15)	0	60,969(16)	845,969

Sameer Harish	2013	35,481(18)	0	0	0	35,481
Chief Financial Officer of Ruthigen (17)

(1)	Represents the aggregate grant date fair value of stock option awards granted in the covered fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated for the covered fiscal year on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 13 to our audited consolidated financial statements for the year ended March 31, 2013 included in our Annual Report on Form 10-K filed with the SEC on June 25, 2013. The amounts in this column do not represent the actual amounts paid to or realized by our Named Executive Officers during the fiscal years ended March 31, 2013 and 2012.

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(2)	Represents the stock options awards awarded in the covered year under our Bonus Plan in effect for such year. Payments for awards earned in each covered year were made in the first quarter of the immediately succeeding year.

(3)	Mr. Schutz was appointed our President and Chief Executive Officer on February 4, 2013. His base salary amount for FY 2013 remained the same as when he served as our Chief Operating Officer. On June 20, 2013, we entered into a new employment agreement with Mr. Schutz, and Mr. Schutz agreed to reduce his salary by 16.67%, from $300,000/annually to $250,000/annually as of June 2013.

(4)	The 2013 perquisites and personal benefits for Mr. Schutz include (a) personal use of a Company automobile in the amount of $2,855; (b) matching IRA contribution in the amount of $12,000; and (c) payment of $1,017 to cover premium for life insurance policy for the benefit of Mr. Schutz.

(5)	The 2012 perquisites and personal benefits for Mr. Schutz include (a) personal use of a Company automobile in the amount of $6,435; (b) matching IRA contribution in the amount of $9,405; and (c) payment of $263 to cover premium for life insurance policy for the benefit of Mr. Schutz.

(6)	The 2013 perquisites and personal benefits for Mr. Miller include (a) personal use of a Company automobile in the amount of $2,160; (b) matching IRA contribution in the amount of $10,000; and (c) payment of $171 to cover premium for life insurance policy for the benefit of Mr. Miller.

(7)	The 2012 perquisites and personal benefits for Mr. Miller include (a) personal use of a Company automobile in the amount of $3,570; (b) matching IRA contribution in the amount of $7,676; and (c) payment of $171 to cover premium for life insurance policy for the benefit of Mr. Miller.

(8)	Mr. Thornton’s 2013 bonus compensation consisted of a one-time cash bonus of $50,000.

(9)	The 2013 perquisites and personal benefits for Mr. Thornton include (a) a car allowance in the amount of $11,700; (b) matching IRA contribution in the amount of $10,035; and (c) payment of $171 to cover premium for life insurance policy for the benefit of Mr. Thornton.

(10)	The 2012 perquisites and personal benefits for Mr. Thornton include (a) a car allowance in the amount of $11,665; (b) matching IRA contribution in the amount of $10,008; and (c) payment of $263 to cover premium for life insurance policy for the benefit of Mr. Thornton.

(11)	Mr. Alimi is Chairman of our Board of Directors. Mr. Alimi served as our President and Chief Executive Officer until February 4, 2013, at which time he became President and Chief Executive Officer of Ruthigen, Inc., a wholly owned subsidiary of our Company.

(12)	Mr. Alimi’s annual salary is $375,000. $315,865 represents the actual amount of base salary we paid Mr. Alimi from April 1, 2012 through February 4, 2013 for his services as our President and Chief Executive Officer, after which time Mr. Alimi was employed by Ruthigen and his salary was paid by Ruthigen. $59,135 represents the salary paid from February 4, 2013 through March 31, 2013 by Ruthigen for Mr. Alimi’s services as its President and Chief Executive Officer.

(13)	Mr. Alimi’s 2013 bonus compensation consisted of: (a) a one-time cash bonus of $166,000 on June 10, 2012 pursuant to the FY 2012 Bonus Plan for meeting his stated Target Milestones; and (b) a pro-rated cash bonus of $236,000 on March 18, 2013 pursuant to the FY 2013 Bonus Plan for meeting his stated Target Milestones and pursuant to our Compensation Committee’s determination that progress on Ruthigen’s business plan met or exceeded the timeline set by the Board. While our 2013 Bonus Plan covers bonuses earned through March 31, 2013, the Compensation Committee made the determination to compensate Mr. Alimi on a pro-rated basis under the 2013 Bonus Plan for his contributions to our Company toward his set target goals and milestones under the 2013 Bonus Plan and after such evaluation, determined that the 2013 Target Milestones as they pertained to Mr. Alimi were met.

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(14)	The amount in the table represents the 2013 perquisites and personal benefits we paid on Mr. Alimi’s behalf from April 1, 2012 through February 4, 2013 and include (a) personal use of a Company automobile in the amount of $3,844; (b) matching IRA contribution in the amount of $3,750; (c) payment of $3,832 to cover premium for life insurance policy for the benefit of Mr. Alimi; (d) payment of $25,887 related to personal financial planning services; and (e) accrued vacation pay owed to Mr. Alimi due to resignation in the amount of $57,692.

(15)	Mr. Alimi’s 2012 bonus compensation consisted of: (a) a one-time cash bonus of $170,000 on October 31, 2011; and (b) a one-time cash bonus of $240,000 on June 16, 2011 pursuant to the FY 2011 Bonus Plan for meeting his stated Target and Stretch Milestones.

(16)	The 2012 perquisites and personal benefits for Mr. Alimi include (a) personal use of a Company automobile in the amount of $4,630; (b) matching IRA contribution in the amount of $8,223; (c) payment of $3,743 to cover premium for life insurance policy for the benefit of Mr. Alimi; and (d) payment of $44,373 related to personal financial planning services.

(17)	Mr. Harish was appointed Chief Financial Officer of our wholly owned subsidiary, Ruthigen, Inc., on February 1, 2013.

(18)	The amount in the table represents the salary paid from February 1, 2013 through March 31, 2013. Mr. Harish’s annual salary is $225,000 and is paid by Ruthigen.

Employment Agreements and Potential Payments upon Termination

Oculus Employment Agreements with Jim Schutz, Robert Miller, and Bruce Thornton

On June 20, 2013, we entered into new employment agreements with Jim Schutz, our President and Chief Executive Officer, and Robert Miller, our Chief Financial Officer, to update their previous employment agreements executed in 2004, to reflect their current roles and responsibilities and to update such agreements to reflect current tax and employment law. We entered into an employment agreement, dated as of June 1, 2005, as amended on August 5, 2008, with Bruce Thornton, our Executive Vice President of International Operations and Sales.

In connection with the new employment agreement, Mr. Schutz agreed to reduce his salary by 16.67%, from $300,000 to $250,000. Accordingly, the terms of the new employment agreement provide for an annual salary of $250,000 for Mr. Schutz, or such other amount as the Board of Directors may set. The Compensation Committee of the Board of Directors also approved an equity grant to Mr. Schutz. As soon as practical following the execution of the new employment agreement with Mr. Schutz, we have agreed to issue to Mr. Schutz 300,000 common stock options. The exercise price of the stock option grant will be $6.00 per share of stock. Mr. Miller’s new employment agreement provides for an annual salary of $250,000, which is his current salary, or such other amount as the Board of Directors may set.

The employment agreements provide each executive with certain separation benefits in the event of termination without cause or resignation by Messrs. Schutz, Miller, or Thornton for good reason, as such terms are defined in the employment agreement. In the event Messrs. Schutz, Miller, or Thornton is terminated without cause or resigns for good reason, the executive is entitled to:

—	a lump severance payment equal to 18 times, in the case of Messrs. Schutz or Miller, 12 times in the case of Mr. Thornton, the average monthly base salary paid to the executive over the preceding 12 months (or for the term of the executive’s employment if less than 12 months);

—	automatic vesting of all unvested options and other equity awards;

—	the extension of exercisability of all options and other equity awards to at least 12 months following the date the executive terminates employment or, if earlier, until the option expires;

—	up to one year (the lesser of one year following the date of termination or until such executive becomes eligible for medical insurance coverage provided by another employer) reimbursement for health care premiums under COBRA; and

—	a full gross up of any excise taxes payable by the executive under Section 4999 of the Internal Revenue Code because of the foregoing payments and acceleration (including the reimbursement of any additional federal, state and local taxes payable as a result of the gross up).

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Messrs. Schutz, Miller, or Thornton may terminate his employment for any reason upon at least 30 days prior written notice. Receipt of the termination benefits described above is contingent on each executive executing a general release of claims against our Company, his resignation from any and all directorships and every other position held by him with our Company or any of our subsidiaries, and his return to our Company of all Company property received from or on account of our Company or any of our affiliates by such executive. In addition, the executive is not entitled to such benefits if he did not comply with the non-competition and invention assignment provisions of his employment agreement during the term of his employment or the confidentiality provisions of his employment agreement, whether during or after the term of his employment. Furthermore, we are under no obligation to pay the above-mentioned benefits if the executive does not comply with the non-solicitation provisions of his employment agreement, which prohibit a terminated executive from interfering with the business relations of our Company or any of our affiliates and from soliciting employees of our Company, which provisions apply during the term of employment and for two years following termination.

The table below was prepared as though each of Messrs. Schutz, Miller and Thornton had been terminated on March 31, 2013, the last day of our last completed fiscal year, without cause, or resigned for good reason, as that term is defined in the agreements with our Company. More detailed information about the payment of benefits, including duration, is contained in the discussion above. All such payments and benefits would be provided by our Company. The assumptions and valuations are noted in the footnotes.

Name	Salary Continuation	Continuation of Health and Welfare Benefits (1)	Excise Tax and Gross-up (2)
Jim Schutz	$450,000	$24,680	$221,913
Robert Miller	$375,000	$52,412	$199,815
Bruce Thornton	$250,000	$18,272	$125,417

(1)	Amount assumes our cost of providing health and welfare benefits for twelve months.

(2)	The assumptions used to calculate excise and associated taxes are as follows:

•	termination occurs on March 31, 2013, the last day of our last completed fiscal year; and

•	the executive was assumed to be subject to the maximum Federal and California income and other payroll taxes, aggregating to an effective tax rate of 46.75%.

Ruthigen Employment Agreement with Hojabr Alimi

Until February 4, 2013, Mr. Alimi served as our Chief Executive Officer according to the terms and conditions set forth in the employment agreement dated as of January 1, 2004, between us and Mr. Alimi. We agreed to terminate such employment agreement as of February 4, 2013.

On March 21, 2013, our wholly owned subsidiary, Ruthigen, Inc., entered into a new employment agreement with an effective date of February 4, 2013 with Mr. Alimi to reflect his new role and responsibilities as Chief Executive Officer of Ruthigen, Inc. The employment agreement provides for an annual salary of $375,000, or such other amount as the Board may set. The employment agreement provides for payments to Mr. Alimi in the event of termination without cause or resignation by Mr. Alimi for good reason, as such terms are defined in the employment agreement. In the event Mr. Alimi is terminated without cause or resigns for good reason, he is entitled to:

—	a lump severance payment equal to 24 times the average monthly base salary paid to Mr. Alimi over the preceding 12 months (or for the term of Mr. Alimi’s employment with our subsidiary if less than 12 months);

—	automatic vesting of all unvested options and other equity awards;

—	the extension of exercisability of all options and other equity awards to at least 12 months following the date Mr. Alimi terminates employment or, if earlier, until the option expires;

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—	up to one year (the lesser of one year following the date of termination or until Mr. Alimi becomes eligible for medical insurance coverage provided by another employer) reimbursement for health care premiums under COBRA; and

—	a full gross up of any excise taxes payable by Mr. Alimi under Section 4999 of the Internal Revenue Code because of the foregoing payments and acceleration (including the reimbursement of any additional federal, state and local taxes payable as a result of the gross up), subject to the restrictions of Section 409A of the Internal Revenue Code.

Mr. Alimi may terminate his employment for any reason upon at least 60 days prior written notice.

Receipt of the termination benefits described above is contingent on Mr. Alimi’s execution of a general release of claims against Ruthigen, its subsidiaries, and its affiliates; his resignation from any and all directorships and every other position held by him with Ruthigen and each of its affiliates, including but not limited to our Board of Directors; and his return to Ruthigen and its affiliates (the “Company Group”) of all property belonging to the Company Group, received from or on account of Ruthigen, any other entity in the Company Group, or any of the Company Group’s respective affiliates by Mr. Alimi. In addition, Mr. Alimi is not entitled to such benefits if he did not comply with the non-competition and invention assignment provisions of the employment agreement during the term of his employment, or the confidentiality provisions of the employment agreement, whether during or after the term of his employment. Furthermore, Ruthigen is under no obligation to pay the above-mentioned benefits if Mr. Alimi does not comply with the non-solicitation provisions of the employment agreement, which prohibits Mr. Alimi from interfering with the business relations of Ruthigen or any other entity in the Company Group, and from soliciting employees of any entity in the Company Group, which provisions apply during the term of employment and for two years following termination. Mr. Alimi also agreed that the non-competition clauses as contained in the employment agreement he previously entered into with our Company will continue to be applicable to Mr. Alimi for a one-year period following February 4, 2013.

Oculus Employment Agreement with Sameer Harish, on behalf of Ruthigen, Inc.

On February 1, 2013, and as amended on May 23, 2013, on behalf of our wholly owned subsidiary, Ruthigen, we entered into an employment letter with Sameer Harish to reflect his roles and responsibilities as Chief Financial Officer of our wholly owned subsidiary, Ruthigen, Inc. Mr. Harish’s employment is contingent upon, in addition to proof of identity, his execution of a Proprietary Information and Inventions Agreement and a Confidentiality Agreement with us. Pursuant to the terms of the employment letter, Mr. Harish is entitled to receive an annual base salary of $225,000. In addition, if Ruthigen completes its intended public offering, then Ruthigen intends to issue Mr. Harish equity in Ruthigen, the form of which and value will be determined at the time of the grant, if any. Mr. Harish will be eligible to participate in benefit programs offered by us, including medical, dental, vision and retirement plans, on the same terms as our other executive officers. In the event of termination of Mr. Harish’s employment without cause prior to a grant of equity in Ruthigen, if any, Ruthigen will pay Mr. Harish six months of his base salary as severance pay.

Pursuant to the terms of the employment letter, in the event of a merger, consolidation, sale of assets greater than 50% of Ruthigen, Inc. that occurs after its intended public offering, or other change of control that occurs after its intended public offering (an “Event”), and should Mr. Harish be terminated without cause within one year after such Event, Mr. Harish will be entitled to full vesting of outstanding equity held by Mr. Harish as of his date of termination after the Event. Mr. Harish’s employment with us is at will. The employment letter also provides that we shall indemnify Mr. Harish to the maximum extent permitted by applicable law. Further, we will maintain a directors and officers liability insurance policy covering Mr. Harish to the extent that we provide such coverage for our other executive officers.

Annual Incentive Plans

Pursuant to our annual Bonus Plan, each employee and executive officer of our Company, including Messrs. Schutz, Miller and Thornton, has the potential to earn an annual bonus based on the Compensation Committee’s assessment of the individual’s and our Company’s contribution to target goals and milestones. Specific goals and milestones and a bonus potential range for each employee and executive officer, are set forth in the bonus plan. The Compensation Committee will generally determine whether a bonus pool for executive officers and non-executive employees will be established within a specified time period after the end of each fiscal year. If a bonus pool is established, the Compensation Committee has discretion to set appropriate bonus amounts within an executive officer’s bonus range, based on the Compensation Committee’s assessment of corporate and individual achievements.

The Compensation Committee may decide that bonuses awarded to executive officers and non-executive employees under the bonus plan will be paid in cash, stock options, or a combination of cash and options, depending on our Company’s year-end cash position, cash needs and projected cash receipts. The Compensation Committee will not declare any bonus pool or grant any cash awards that will endanger our ability to finance our operations and strategic objectives or place us in a negative cash flow position, in light of our anticipated cash needs.

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2013 Bonus Plan

The 2013 Bonus Plan covers bonuses earned through March 31, 2013 although such bonuses are paid after our fiscal year end financials are compiled and reported. The Compensation Committee is still determining the cash pool for bonus awards for executive officers, if any; whether stock option grants will be made in lieu of all or some cash payments and, if so, in what ratio; and whether the Target Milestones and Stretch Milestones as set forth under the 2013 Bonus Plan have been met. In determining the cash pool for awards of cash bonuses, the Compensation Committee will consider our year-end cash position, cash needs, and projected cash receipts. In determining whether option awards shall be made, the Compensation Committee will take into consideration the shares available for grant under our current equity incentive plans, our contractual obligations to grant stock options and the future need to grant additional options to attract or retain talented executive officers, employees or consultants. Bonuses paid pursuant to the 2013 Bonus Plan have not been paid, except for the pro-rated bonus payment awarded to our former President and Chief Executive Officer, Hojabr Alimi on March 18, 2013 which is further detailed below.

2013 Bonus Plan Structure for Executive Officers

Hojabr Alimi, our President and Chief Executive Officer from April 1, 2012 to February 1, 2013:

—	If some or all of the Target Milestones are met, then the bonus may equal up to 58% of individual base salary.
—	If some or all of the Stretch Milestone are met, then the bonus may equal up to 68% of individual base salary.

Robert Miller, our Chief Financial Officer, and Bruce Thornton, our Executive Vice President:

—	If some or all of the Target Milestones are met, then the bonus may equal up to 48% of individual base salary.
—	If some or all of the Stretch Milestones are met, then the bonus may equal up to 64% of individual base salary.

Jim Schutz, our Chief Operating Officer from April 1, 2012 to February 4, 2013:

—	If some or all of the Target Milestones are met, then the bonus may equal up to 52% of individual base salary.
—	If some or all of the Stretch Milestones are met, then the bonus may equal up to 66% of individual base salary.

For all executive officers, if some or all of the Target Milestones are exceeded, but fewer than all of the Stretch Milestones are achieved, the Compensation Committee may, at its discretion, determine and award a bonus in an amount between the Target Milestone and Stretch Milestone bonus amounts set forth above.

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2013 Bonus Awards for Named Executive Officers

On March 18, 2013, we awarded Hojabr Alimi, our former President and Chief Executive Officer, a pro-rated cash bonus of $236,000 pursuant to the 2013 Bonus Plan for meeting his stated Target Milestones and pursuant to our Compensation Committee’s determination that progress on Ruthigen’s business plan met or exceeded the timeline set by the Board. While our 2013 Bonus Plan covers bonuses earned through March 31, 2013 and Mr. Alimi resigned prior to the last day of the fiscal year, the Compensation Committee made the determination to compensate Mr. Alimi on a pro-rated basis under the 2013 Bonus Plan for his contributions to our Company toward his set target goals and milestones under the 2013 Bonus Plan and after such evaluation, determined that the 2013 Target Milestones as they pertained to Mr. Alimi were met.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of options outstanding on March 31, 2013, the last day of our last completed fiscal year, to each of the Named Executive Officers named in the Summary Compensation Table.

Effective as of the open of business on April 1, 2013, we effected a reverse stock split of our common stock, par value $0.0001 per share. Every 7 shares of common stock were reclassified and combined into one share of common stock. No fractional shares were issued as a result of the reverse stock split. Instead, each resulting fractional share of common stock was rounded up to one whole share. All shares and per share data have been adjusted to reflect a 1 for 7 reverse stock split, effective April 1, 2013.

Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Jim Schutz (1)
	4,166	17,263	6.51	8/24/2022
	16,357	10,429	8.75	3/7/2022
	7,143	-	11.20	6/16/2021
	15,774	3,869	14.07	3/31/2021
	8,929	-	13.79	6/7/2020
	17,857	-	13.37	2/10/2020
	26,357	-	7.63	3/10/2019
	14,286	-	50.89	6/15/2017
	893	-	71.12	10/1/2015
	13,393	-	21.00	7/10/2014
	7,143	-	21.00	9/23/2013
Robert Miller (2)
	4,166	17,263	6.51	8/24/2022
	4,405	4,524	8.75	3/7/2022
	19,543	5,457	11.20	6/16/2021
	1,786	-	14.07	3/31/2021
	22,879	3,907	13.79	6/7/2020
	26,357	-	7.63	3/10/2019
	893	-	71.12	10/1/2015
	10,545	-	21.00	7/10/2014
Bruce Thornton (3)
	4,405	4,524	8.75	3/7/2022
	20,585	6,201	11.20	6/16/2021
	7,143	-	13.79	6/7/2020
	4,910	2,233	13.79	6/7/2020
	6,975	-	2.80	12/9/2018
	1,363	-	50.89	6/15/2017
	2,208	-	50.89	6/15/2017
	4,240	-	71.12	10/1/2015
	5,849	-	71.12	10/1/2015
	2,857	-	30.80	5/6/2015
	1,429	-	21.00	7/10/2014
Hojabr Alimi (4), (5)
	18,079	3,349	13.79	6/7/2020
	41,571	-	7.63	3/10/2019
	1,786	-	71.12	10/1/2015
	714	-	21.00	8/7/2013
	2,796	-	21.00	7/10/2013
Sameer Harish (6)
	0	0	N/A	N/A

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(1)	Options with an expiration date of August 24, 2022 vest 1/36th per month over a three-year vesting period commencing on the date of grant. Options with an expiration date of March 7, 2022 vest immediately as to 2,143 (15,000 pre-split) shares, with the remaining 6,786 (47,500 pre-split) shares vesting 1/36 per month over a three year period from the date of grant. Options with an expiration date of June 16, 2021 vest immediately as to 11,905 (83,333 pre-split) shares, with the remaining 12,096 (91,667 pre-split) shares vesting 1/36 per month over a three year period from the date of grant. Options with an expiration date of March 31, 2021 vest immediately upon grant. Options with an expiration date of June 7, 2020 vest immediately as to 14,286 (100,000 pre-split) shares, with the remaining 141,072 (987,500 pre-split) shares vesting monthly in equal amounts over the 48 months following the grant date. Options with an expiration date of March 10, 2019 vest over a three-year period, becoming exercisable as to 16.7% of the shares on the six month anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 30 months. Options with an expiration date of October 1, 2015 vest over a five-year period, becoming exercisable as to 20% of the shares on the first anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 48 months. Options with an expiration date of July 10, 2014 vest immediately as to 4,948 (34,633 pre-split) shares, with the remaining 5,598 (39,181 pre-split) vesting quarterly beginning September 30, 2004 and ending September 30, 2005.

(2)	Options with an expiration date of August 24, 2022 vest 1/36th per month over a three-year vesting period commencing on the date of grant. Options with an expiration date of March 7, 2022 vest immediately as to 11,142 (78,000 pre-split) shares, with the remaining 15,642 (109,500 pre-split) shares vesting 1/36 per month over a three year period from the date of grant. Options with an expiration date of June 16, 2021 vest immediately upon grant. Options with an expiration date of March 31, 2021 vest immediately as to 8,036 (56,250 pre-split) shares, with the remaining 11,608 (81,250 pre-split) shares vesting 1/36 per month over a three year period. Options with an expiration date of June 7, 2020 vest immediately upon grant. Options with an expiration date of February 10, 2020 vest as to 16.7% of the shares on the six month anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 30 months. Options with an expiration date of March 10, 2019 vest over a three-year period, becoming exercisable as to 16.7% of the shares on the six month anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 30 months. Options with an expiration date of June 15, 2017 and October 1, 2015 vest over a five-year period, becoming exercisable as to 20% of the shares on the first anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 48 months. Options with an expiration date of July 10, 2014 and September 23, 2013 vest over a five-year period, becoming exercisable as to 20% of the shares on each anniversary of the grant date.

(3)

Options with an expiration date of March 7, 2022 vest immediately as to 2,143 (15,000 pre-split) shares, with the remaining 6,786 (47,500 pre-split) shares vesting 1/36 per month over a three year period from the date of grant. Options with an expiration date of June 16, 2021 vest immediately as to 11,905 (83,334 pre-split) shares, with the remaining 14,881 (104,166 pre-split) shares vesting 1/36 per month over a three year period from the date of grant.. Options with an expiration date of June 7, 2020 vest immediately as to 7,143 (50,000 pre-split) shares, with the remaining 7,143 (50,000 pre-split) shares vesting 1/36 per month over a three year period from the date of grant.

(4)	Mr. Alimi served as our President and Chief Executive Officer until February 4, 2013, at which time he became President and Chief Executive Officer of Ruthigen, Inc., a wholly owned subsidiary of our Company.

(5)	Options with an expiration date of June 7, 2020 vest 50% immediately upon grant with the remaining 50% vesting in monthly in equal amounts over the 48 months following the grant date. Options with an expiration date of March 10, 2019 vest over a three-year period, becoming exercisable as to 16.7% of the shares on the six month anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 30 months. Options with an expiration date of October 1, 2015 vest over a five-year period, becoming exercisable as to 20% of the shares on the first anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 48 months. Options with an expiration date of July 10, 2013 and August 7, 2013 vest over a five-year period, becoming exercisable as to 20% of the shares on each anniversary of the grant date.

(6)	Mr. Harish was appointed Chief Financial Officer of Ruthigen, Inc., a wholly-owned subsidiary of our Company, effective February 1, 2013. He has not been granted any Company options.

Narrative to Outstanding Equity Awards Table

Retirement Benefits

On January 1, 2011, we established a qualified 401(k) employee savings and retirement plan for all regular full time U.S. employees. Eligible employees may elect to defer a percentage of their eligible compensation in the 401(k) plan, subject to the statutorily prescribed annual limit. We may make matching contributions on behalf of all participants in the 401(k) plan in the amount equal to 4% of an employee’s contributions. All contributions are immediately fully vested. We intend the 401(k) plan to qualify under Sections 401(k) and 501 of the Internal Revenue Code of 1986, as amended, so that contributions by employees or us to the 401(k) plan and income earned, if any, on plan contributions are not taxable to employees until withdrawn from the 401(k) plan (except as regards Roth contributions), and so that we will be able to deduct our contributions when made. The trustee of the 401(k) plan, at the direction of each participant, invests the assets of the 401(k) plan in any of a number of investment options. Company contributions to the 401(k) plan amounted to an aggregate of $140,000 for the year ended March 31, 2013.

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EQUITY COMPENSATION PLAN INFORMATION

Pursuant to Item 201(d) of Regulation S-K, “Securities Authorized for Issuance Under Equity Compensation Plans,” we are providing the following information summarizing information about our equity compensation plans as of March 31, 2013. All shares and per share data have been adjusted to reflect a 1 for 7 reverse stock split, effective April 1, 2013.

Plan category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	974,069	$15.08	694,970
Equity compensation plans not approved by security holders	–	–	–
Total	974,069	$15.08	694,970

Our Oculus Innovative Sciences, Inc. Amended and Restated 2006 Stock Incentive Plan and our Oculus Innovative Sciences, Inc. 2011 Stock Incentive Plan were adopted with the approval of our stockholders, and we have previously provided the material terms of such plans.

PROPOSAL NO. 2

ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934. As required pursuant to Section 14A of the Exchange Act, Proposal No. 2 is a non-binding, advisory proposal on the compensation that we paid to our Named Executive Officers for the fiscal year ended March 31, 2013. The Board of Directors is providing stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers. This proposal, commonly known as a “say on pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse our fiscal 2013 executive compensation programs and policies and the compensation paid to our Named Executive Officers for the fiscal year ended March 31, 2013.

We believe in the power of open disclosure and know the only way to build and strengthen our reputation and our Company is through honesty and trust. In connection with that belief and as required by SEC rules, we are asking our stockholders to approve, on an advisory basis, the compensation that we paid to our Named Executive Officers for the fiscal year ended March 31, 2013.

As discussed in under the heading “Compensation Overview” in this Proxy Statement, the Compensation Committee’s compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of our stockholders. The Board is asking stockholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement, which, among other things, demonstrates:

—	our commitment to ensuring executive compensation is aligned with our corporate strategies and business objectives and competitive with those of other companies in our industry;
—	the design of our compensation programs is intended to reward our Named Executive Officers for the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and
—	our strong emphasis on the alignment of the incentives of our Named Executive Officers with the creation of increased stockholder value.

The Board is asking stockholders to cast a non-binding, advisory vote “FOR” the compensation paid to our Named Executive Officers for the fiscal year ended March 31, 2013 as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation” included in this Proxy Statement. Accordingly, we are asking our stockholders to approve the following advisory resolution at our 2013 Annual Meeting:

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“RESOLVED, that the Company’s stockholders, hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation” contained in the Company’s 2013 Proxy Statement for the 2013 Annual Meeting of Stockholders, for the fiscal year ended March 31, 2013.”

Although the say-on-pay vote we are asking you to cast is non-binding, the Board and the Compensation Committee value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our Named Executive Officers.

The Board of Directors recommends that stockholders vote “FOR” the compensation paid to our Named Executive Officers.

PROPOSAL NO. 3

ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal No. 2, we are asking stockholders to cast an advisory say-on-pay vote to approve the compensation that we paid in the fiscal year ended March 31, 2013 to our Named Executive Officers, as disclosed in this Proxy Statement. In accordance with Section 14A of the Exchange Act, the Board is asking stockholders in this Proposal No. 3 to cast a non-binding, advisory vote on how frequently we should have say-on-pay votes. Stockholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years or, alternatively, to abstain from casting such an advisory vote and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

After consideration of the frequency alternatives, the Board believes it is in the best interests of our stockholders to recommend that an advisory vote on compensation for our Named Executive Officers be conducted every three years. In making its determination to recommend that our stockholders vote for a frequency of every three years, the Board determined that such advisory vote on executive compensation will provide our stockholders with sufficient time to evaluate the effectiveness of our executive compensation philosophy, policies, and practices in the context of long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results; and that an advisory vote every three years will also permit our stockholders to observe and evaluate the impact of any changes in our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. This vote, like the say-on-pay vote itself, is not binding on us, our Board of Directors, or our Compensation Committee. However, if a plurality of votes is cast in favor of an interval other than three years, the Board and the Compensation Committee intends to evaluate the frequency with which an advisory say-on-pay vote will be submitted to stockholders in the future.

The Board of Directors recommends that stockholders vote for the option of “THREE YEARS” as the preferred frequency for the advisory vote on the compensation of our Named Executive Officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following tables sets forth certain information as of July 9, 2013, as to shares of our common stock beneficially owned by: (1) each person who is known by us to own beneficially 5% or more of our common stock, (2) each of our Named Executive Officers listed in the Summary Compensation Table, (3) each of our current directors and (4) all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days after July 9, 2013. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Stockholders Known by Us to Own 5% or More of Our Common Stock

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percentage of shares beneficially owned (1)
Sabby Healthcare Volatility Master Fund, Ltd. (2) c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way, Camana Bay Grand Cayman KY1-9007 Cayman Islands	529,326 (3)	8.0%

Venture Lending & Leasing VI, LLC (4) 104 La Mesa Dr., Suite 102 Portola Valley, CA 94028	385,803 (5)	5.8%

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(1)	On July 9, 2013, we had 6,625,555 shares of common shares issued and outstanding. Amounts listed have been adjusted to reflect a 1-for-7 reverse split, effective April 1, 2013.
(2)	Sabby Management, LLC is a Delaware limited liability company. Sabby Management, LLC serves as the investment manager of Sabby Healthcare Volatility Master Fund, Ltd., a Cayman Islands company. Sabby Management, LLC, in its capacity as investment advisor to Sabby Healthcare Volatility Master Fund, Ltd., may be deemed to be the beneficial owner of the shares held by Sabby Healthcare Volatility Master Fund, Ltd. Hal Mintz, in his capacity as manager of Sabby Management, LLC, may be deemed to be the indirect beneficial owner of the shares held by Sabby Healthcare Volatility Master Fund, Ltd.; however, he disclaims beneficial ownership over the securities.
(3)	We relied, in part, on Amendment No. 1 to the Schedule 13G filed jointly with the SEC on January 29, 2013 by Sabby Healthcare Volatility Master Fund, Ltd., Sabby Management, LLC, and Hal Mintz. Sabby Healthcare Volatility Master Fund, Ltd. beneficially owns 529,326 shares of common stock. Sabby Management, LLC and Hal Mintz each beneficially own 529,326 shares of common stock. Sabby Management, LLC and Hal Mintz do not directly own any shares of common stock, but each indirectly owns the 529,326 shares of common stock owned by Sabby Healthcare Volatility Master Fund, Ltd. Sabby Healthcare Volatility Master Fund, Ltd., Sabby Management, LLC, and Hal Mintz share voting and dispositive control over the 529,326 shares of common stock beneficially owned by Sabby Healthcare Volatility Master Fund, Ltd.
Sabby Volatility Warrant Master Fund, Ltd. owns common stock purchase warrants exercisable into 158,730 shares of common stock. However, the aggregate number of shares of common stock into which such warrants are exercisable, and which Sabby Management, LLC has the right to acquire beneficial ownership, is limited to the number of shares of common stock that, together with all other shares of common stock beneficially owned by Sabby Management, LLC, does not exceed 9.99% of the total outstanding shares of common stock. Accordingly, the common stock purchase warrants held by Sabby Volatility Warrant Master Fund, Ltd. are not currently exercisable into common stock until the actual shares of common stock held by Sabby Management, LLC is less than 9.99% of the total outstanding shares of common stock. Sabby Volatility Warrant Master Fund, Ltd. may waive this 9.99% restriction with 61 days notice to us.
(4)	Venture Lending & Leasing VI, LLC is a Delaware limited liability company. Westech Investment Advisors LLC, a California limited liability company, is the managing member of Venture Lending & Leasing VI, LLC.
(5)	We relied on our corporate records for this information. Venture Lending & Leasing VI, LLC owns 385,802 restricted shares of our common stock.

Officers and Directors

		Amount of beneficial ownership			Percentage of shares
Name and address of beneficial owner (1)	Nature of beneficial ownership	Shares owned	Shares-rights to acquire (3)	Total number	beneficially owned (2)
Jim Schutz (4)	President, Chief Executive Officer, and Director	9,500	132,298	141,798 (5)	2.1%
Robert Miller (6)	Chief Financial Officer	10,429	90,574	101,003	1.5%
Bruce Thornton (7)	Executive Vice President of International Operations and Sales	0	66,055	66,055	1.0%
Jay Birnbaum (8)	Director	0	46,651	46,651	*
Richard Conley (9)	Director	17,522	70,513	88,035	1.3%
Gregory French (10)	Director	7,538	68,002	75,540	1.1%
Jerry McLaughlin (11)	Director	0	0 (12)	0 (12)	*
Hojabr Alimi (13)	Chairman of the Board of Directors; President and Chief Executive Officer of Ruthigen, Inc.	147,293	64,946	212,239	3.2%
Sameer Harish (14)	Chief Financial Officer of Ruthigen, Inc.	0	0	0	*
All directors and executive officers as a group (9 persons)		192,282	539,039	731,321	10.2%

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*   Percentage of shares beneficially owned does not exceed one percent.

(1)	Unless otherwise stated, the address of each beneficial owner listed on the table is c/o Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954.

(2)	On July 9, 2013, we had 6,625,555 shares of common shares issued and outstanding. Amounts listed in this table have been adjusted to reflect a 1-for-7 reverse split, effective April 1, 2013.

(3)	Represents shares subject to outstanding stock options and warrants currently exercisable or exercisable, or currently vested or that will vest, within 60 days of July 9, 2013.

(4)	Mr. Schutz was appointed our President and Chief Executive Officer on February 4, 2013. He is also a member of our Board of Directors. Mr. Schutz beneficially owns 9,500 shares of common stock and 132,298 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 9, 2013.

(5)	Mr. Schutz’s reported total beneficial ownership does not include the options granted to Mr. Schutz in connection with the execution of his new employment agreement. Those 300,000 common stock options with an exercise price of $6.00 per share of stock have not yet been issued.

(6)

Mr. Miller is our Chief Financial Officer. Mr. Miller beneficially owns 10,429 shares of common stock, which includes 8,572 shares held by The Miller 2005 Grandchildren’s Trust, for which Mr. Miller and his wife, Margaret I. Miller, are the trustees. Mr. Miller and Ms. Miller share voting and dispositive control over the shares held by The Miller 2005 Grandchildren’s Trust. Mr. Miller also beneficially owns 90,574 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 9, 2013.

(7)	Mr. Thornton is our Executive Vice President of International Operations and Sales. Mr. Thornton beneficially owns 66,055 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 9, 2013.

(8)	Dr. Birnbaum is a member of our Board of Directors. Dr. Birnbaum beneficially owns 46,651 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 9, 2013.

(9)	Mr. Conley is a member of our Board of Directors. Mr. Conley beneficially owns 17,522 shares of common stock and 70,513 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 9, 2013.

(10)	Mr. French is a member of our Board of Directors. Mr. French beneficially owns 7,538 shares of common stock and 68,002 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 9, 2013.

(11)	Mr. McLaughlin was appointed to our Board of Directors on March 1, 2013. Mr. McLaughlin beneficially 7,143 shares of common stock issuable upon the exercise of options that have not yet vested.

(12)	Pursuant to our non-employee director compensation plan, an outside, non-employee director who joins our Board is automatically granted an initial option to purchase 50,000 pre-split shares upon first becoming a member of our Board. Accordingly, on March 1, 2013, we granted Mr. McLaughlin options to purchase 7,143 (50,000 pre-split) shares of our common stock. The options will vest and become exercisable over three years from the date of grant, with the first one-third of the shares vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter. The exercise price of the options is $4.20 ($0.60 pre-split) per share, and the options expire on March 1, 2023.

(13)	Mr. Alimi is Chairman of our Board of Directors. His business address is c/o Ruthigen, Inc., 2455 Bennett Valley Rd., Suite C116, Santa Rosa, California 95404. Mr. Alimi served as our President and Chief Executive Officer until February 4, 2013, at which time he became President and Chief Executive Officer of Ruthigen, Inc., a wholly owned subsidiary of our Company. Mr. Alimi beneficially owns 147,293 shares of common stock, and such shares have been pledged as collateral. He also beneficially owns 64,946 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of July 9, 2013.

(14)	Mr. Harish was appointed Chief Financial Officer of Ruthigen, Inc., a wholly-owned subsidiary of our Company, effective February 1, 2013. His business address is c/o Ruthigen, Inc., 2455 Bennett Valley Rd., Suite C116, Santa Rosa, California 95404. He does not beneficially own any securities of our Company.

As of July 9, 2013, there are no arrangements among our beneficial owners known to management which may result in a change in control of our Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of our Company. This policy is included in our Code of Business Conduct, and our Board formally adopted a Related Party Transaction Policy and Procedures in July 2007 for the approval of interested transactions with persons who are Board members or nominees, executive officers, holders of 5% of our common stock, or family members of any of the foregoing. The Related Party Transaction Policy and Procedures are administered by our Audit Committee. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the Audit Committee. In carrying out this responsibility, the Audit Committee has determined that we have no related party transactions.

Arrangements or Understandings between our Executive Officers or Directors and Others

There are no arrangements or understandings between our executive officers or directors and any other person pursuant to which he was or is to be selected as a director or officer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting person that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2013, except a late Form 3 filed on behalf of Jerry McLaughlin regarding his appointment to our Board of Directors and his initial stock option grant upon first becoming a member of our Board was not filed until March 22, 2013 (11 days late).

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates under a written charter adopted by the Board of Directors. A link to a copy of the Audit Committee Charter is available on our website at http://ir.oculusis.com/governance.cfm. All members of the Audit Committee meet the independence standards established by the NASDAQ Listing Rules.

The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management’s implementation of Oculus’ financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess the Company’s internal control over financial reporting. Management is responsible for the financial statements and the reporting process, including the system of internal control over financial reporting and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the 2013 Annual Report with Oculus’ management and the independent registered public accounting firm.

The Audit Committee met privately with the independent registered public accounting firm, and discussed issues deemed significant by the independent registered public accounting firm, including the matters required by statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from Oculus and its management.

The Audit Committee has discussed with Oculus’ independent registered public accounting firm, with and without management present, their evaluations of Oculus’ internal control over financial reporting and the overall quality of Oculus’ financial reporting.

In reliance on the reviews and discussion with management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in Oculus’ Annual Report on Form 10-K for the year ended March 31, 2013, for filing with the SEC. The Audit Committee has appointed Marcum LLP to serve as Oculus’ independent registered public accounting firm for the fiscal year ending March 31, 2014.

Audit Committee

Richard Conley, Chair

Jay Birnbaum

Jerry McLaughlin

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PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014.  Representatives of Marcum LLP are expected to be present at the 2013 Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Marcum LLP to our stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

Marcum LLP has audited our financial statements since April 2006. Aggregate fees for professional services provided to us by Marcum LLP for the years ended March 31, 2013 and 2012, were as follows:

	2013	2012
Audit Fees	$310,066	$198,000
Audit-Related Fees	31,000	8,000
Tax Fees	–	–
All Other Fees	–	–
Total	$341,066	$206,000

Audit fees.  The aggregate fees billed for the years ended March 31, 2013 and 2012 for professional services rendered by our principal independent registered public accounting firm were for the audit of our annual financial statements and the review of our quarterly financial information filed on Form 10-Q.

Audit-related fees.  For the years ended March 31, 2013 and 2012, audit-related fees included services provided by our principal independent registered public accounting firm in connection with consents related to filings of registration statements, comfort letters, and review of our filings with the SEC.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. All of the services provided during fiscal year 2013 were pre-approved.

During the approval process, the Audit Committee considered the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees were deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC.

Throughout the year, the Audit Committee will review any revisions to the estimates of audit fees initially estimated for the current year’s engagement.

Required Vote

Ratification of the appointment of Marcum LLP requires the affirmative vote of a majority of the shares present and voting at the 2013 Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. In the event ratification is not obtained, the Audit Committee will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.

Your Board of Directors recommends a vote “FOR” ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014.

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STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Stockholder proposals for inclusion in our proxy statement: If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2014 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Secretary no later than March 31, 2014, which is 120 calendar days before July 29, 2014 - the anniversary date of this Proxy Statement was released to stockholders in connection with the 2013 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on September 12, 2013, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2014 Annual Meeting of Stockholders. We urge stockholders to submit proposals by Certified Mail — Return Receipt Requested.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2014 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, the Bylaws provide that we must have received the stockholder’s notice not earlier than 90 days nor more than 120 days in advance of the one-year anniversary of the date the proxy statement was released to the stockholders in connection with the previous year’s Annual Meeting of Stockholders; however, if the date of the Annual Meeting is changed by more than 30 days from the date contemplated at the time of the mailing of the prior year’s proxy statement, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the Annual Meeting or the 7th day following the first public announcement of the Annual Meeting date. The stockholder’s notice must set forth, as to each proposed matter: a brief description of the business desired to be brought before the meeting; the text of the proposal or business and reasons for conducting such business at the meeting; the name and address, as they appear on our books, of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; the class and number of shares of our securities that are owned beneficially and of record by the stockholder and the beneficial owner; any material interest of the stockholder in such business; and any other information that is required to be provided by such stockholder pursuant to proxy proposal submission rules of the SEC. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

ADDITIONAL INFORMATION

‘‘Householding’’ of Proxy Materials. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as ‘‘householding,’’ potentially provides extra convenience for stockholders and cost savings for us. Under this procedure, multiple stockholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in July of each year, by notifying us in writing at: Secretary, Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954, or by contacting us at (707) 283-0550. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (707) 283-0550, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

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OTHER MATTERS

Your Board of Directors does not know of any other business that will be presented at the 2013 Annual Meeting. If any other business is properly brought before the 2013 Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the 2013 Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors.

Robert Miller

Chief Financial Officer and Corporate Secretary

Petaluma, California

July 29, 2013

Our 2013 Annual Report on Form 10-K as filed with the SEC on June 25, 2013, including the financial statements, has been furnished, free of charge, and mailed with this Proxy Statement. We will also provide copies of exhibits to our 2013 Annual Report, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Secretary, Oculus Innovative Sciences, Inc., 1129 N. McDowell Blvd., Petaluma, California 94954. The request must include a representation by the stockholder that as of July 24, 2013, the stockholder was entitled to vote at the 2013 Annual Meeting. The Notice of Annual Meeting, Proxy Statement, and our 2013 Annual Report on Form 10-K are also available at www.oculusis.com.

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Exhibit A - Proxy Card

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M62002-P42229 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCULUS INNOVATIVE SCIENCES, INC.

The Board of Directors recommends a vote "FOR" all of the nominees listed in Proposal 1.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Jay Birnbaum
02) Jim Schutz

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends a vote "FOR" Proposals 2, 4 and 5; and for "THREE YEARS" on Proposal 3.

	3 Years	2 Years	1 Year	Abstain
3. Advisory vote on how frequently the Company should seek approval from its stockholders of the compensation paid to Company's Named Executive Officers.	☐	☐	☐	☐

	For	Against	Abstain
4. To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2014.	☐	☐	☐
5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, then this proxy will be voted "FOR" the election of the nominees of the board of directors listed in Proposal 1, "FOR" the advisory vote to approve the compensation paid to the Company's Named Executive Officers for the fiscal year ended March 31, 2013, "THREE YEARS" in response to the advisory vote on how frequently the Company should seek approval from its stockholders of the compensation paid to Company's Named Executive Officers, "FOR" the ratification of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2014, and in accordance with the discretion of the proxies on any other matters as may properly come before the 2013 Annual Meeting of Stockholders.

For address change/comments, mark here. ☐
(See reverse side for instructions.)

Please indicate if you plan to attend the 2013 Annual Meeting of Stockholders. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

OCULUS INNOVATIVE SCIENCES, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby authorizes Robert Miller or Jerry McLaughlin, as proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders of Oculus Innovative Sciences, Inc. (the "Company") to be held at the Company's executive offices located at 1129 N. McDowell Blvd., Petaluma, California 94954 on Thursday, September 12, 2013 at 10:00 a.m. Pacific Daylight Time, or at any adjournment or postponement thereof, and instructs said proxies to vote as specified on the ballot on the reverse side and, in accordance with their discretion, on any other business that may come before the 2013 Annual Meeting of Stockholders, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote "FOR" the election of the nominees of the board of the directors, "FOR" the advisory vote to approve the compensation paid to the Company's Named Executive Officers for the fiscal year ended March 31, 2013, "THREE YEARS" in response to the advisory vote on how frequently the Company should seek approval from its stockholders of the compensation paid to Company's Named Executive Officers, "FOR" the ratification of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2014, and in accordance with the discretion of the proxies on any other matters as may properly come before the 2013 Annual Meeting of Stockholders.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side